UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

urban-gro, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

URBAN-GRO, INC.

1751 Panorama Point

Unit G

Lafayette, Colorado 80026

May 2, 2022

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2022 annual meeting of stockholders of urban-gro, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually via live webcast on the Internet on June 15, 2022, at 10:00 a.m., Mountain Time. During the Annual Meeting, we will discuss the items of business described in the accompanying Notice of Annual Meeting and proxy statement, update you on important developments in our business and respond to any questions that you may have about us.

Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting and proxy statement. You are encouraged to vote, regardless of the number of shares that you own. You may vote your shares of common stock by (i) signing, dating, and mailing the proxy card in the envelope provided or faxing the completed proxy card to (202) 521-3464, (ii) going to www.iproxydirect.com/ugro to vote using the Internet, or (iii) calling (866) 752-8683 to vote via telephone. All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on Tuesday, June 14, 2022 will be voted as specified in the proxy, unless validly revoked as described below. Your vote is very important. Please take a moment now to cast your vote whether or not you plan to attend the Annual Meeting. You may still vote at the virtual Annual Meeting, even if you return the proxy card.

Thank you for the support of our company.

Yours truly,

/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chairperson of the Board of Directors and Chief Executive Officer

URBAN-GRO, INC.

1751 Panorama Point

Unit G

Lafayette, Colorado 80026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 15, 2022

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Annual Meeting”) of the holders of common stock of urban-gro, Inc. (the “Company”) will be held virtually via live webcast on the Internet on June 15, 2022, at 10:00 a.m., Mountain Time. The Annual Meeting will be held in a completely virtual format through a live webcast. You will not be able to attend the Annual Meeting physically. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions by visiting https://agm.issuerdirect.com/ugro. We believe that the virtual format will provide a consistent experience to our stockholders and allow all stockholders to participate in the Annual Meeting regardless of location.

The Annual Meeting is being held for the following purposes:

1.	to elect seven directors to the Board of Directors (the “Board”), each to serve for a term of one year or until their respective successors are elected and qualified;
2.	to ratify the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and
3.	to transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board recommends a vote “FOR” each director nominee and “FOR” Proposal 2. The Board has fixed the close of business on April 29, 2022 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to and during the Annual Meeting. In addition, during the Annual Meeting that list of stockholders will be available for examination at https://agm.issuerdirect.com/ugro. It is important that your shares of common stock be represented at the Annual Meeting. You may vote your shares of common stock by (i) signing, dating, and mailing the proxy card in the envelope provided or faxing the completed proxy card to (202) 521-3464, (ii) going to www.iproxydirect.com/ugro to vote using the Internet, or (iii) calling (866) 752-8683 to vote via telephone. Voting in one of these ways will ensure that your shares of common stock are represented at the Annual Meeting. All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on Tuesday, June 14, 2022 will be voted as specified in the proxy, unless validly revoked as described below. If you attend the virtual Annual Meeting and wish to participate by voting electronically during the virtual Annual Meeting, you may revoke your previously submitted proxy as described in the proxy statement.

To attend and participate in the virtual Annual Meeting, you will need the control number included on your proxy card. For additional information regarding how to participate in the virtual meeting format, please see “How can I attend the vote at the virtual Annual Meeting?” on page 3 of the proxy statement.

By Order of the Board of Directors,

Bradley J. Nattrass

Chairperson of the Board of Directors

May 2, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2022: Our Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders for the year ended December 31, 2021 are available at https://urban-gro.com/investors/.

URBAN-GRO, INC.

1751 Panorama Point

Unit G

Lafayette, Colorado 80026

PROXY STATEMENT

DATED MAY 2, 2022

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

WEDNESDAY, JUNE 15, 2022

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company,” or “urban-gro” refer to urban-gro, Inc., a Delaware corporation. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, including restricted shares of common stock.

This proxy statement is furnished in connection with the solicitation of your proxy by the board of directors (the “Board”) and management on behalf of the Company, to be voted at the 2022 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on June 15, 2022, at the time and place and for the purposes set forth in the accompanying notice of annual meeting of stockholders (the “Notice”) and at any adjournments or postponements of that meeting. This proxy statement and accompanying form of proxy are expected to be mailed or made available to stockholders on or about May 4, 2022.

When proxies are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted “FOR” the election of the director nominees, and “FOR” the ratification of the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2022: Our Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders for the year ended December 31, 2021 (the “Annual Report”) are available at https://urban-gro.com/investors/.

ABOUT THE ANNUAL MEETING

The Annual Meeting will be held on Wednesday, June 15, 2022, at 10:00 a.m. Mountain Time. The Annual Meeting will be held in a completely virtual format through a live webcast. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the registered office of the Company during regular business hours and online at the Annual Meeting. The executive offices of the Company are located at, and the mailing address of the Company is, 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What will stockholders be voting on at the Annual Meeting?

1.	To elect seven directors to the Board, each to serve for a term of one year or until their respective successors are elected and qualified;

2.	To ratify the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.	To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

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Who is entitled to vote at the Annual Meeting and how many votes do they have?

Common stockholders of record at the close of business on April 29, 2022 (the “Record Date”), may vote at the Annual Meeting. Each share of common stock has one vote. There were 10,353,525 shares of our common stock outstanding on the Record Date.

What percentage of our common stock do the directors and executive officers own?

Our directors and executive officers own 24.6% of our issued and outstanding shares of common stock in the aggregate.

How do I vote?

You may vote by proxy or electronically at the virtual Annual Meeting. We suggest that you vote by proxy even if you plan to attend the virtual Annual Meeting. If you are the stockholder of record, you can vote by proxy either by direct mail, fax, the Internet or telephone. Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided or fax the completed card to (202) 521-3464. To vote using the Internet, please go to https://www.iproxydirect.com/ugro. To vote via telephone, please call (866) 752-8683. To vote via the Internet or telephone, you will need the control and request numbers included on your proxy card. If you are not the record holder of your shares of common stock, please follow the instructions provided by your broker, bank or other nominee.

All shares of common stock represented by a proxy received by 11:59 p.m. Eastern time on Tuesday, June 14, 2022 will be voted as specified in the proxy, unless validly revoked as described below. If you return a proxy and do not specify your vote, your shares will be voted as recommended by the Board.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Bradley J. Nattrass, our Chief Executive Officer, or Richard A. Akright, our Chief Financial Officer, as your proxy. Either one of these officers may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. If, however, other matters are properly brought before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, the persons appointed as proxies will have, unless the terms of their appointment otherwise provide, discretionary authority to vote the shares represented by proxies in accordance with their discretion and judgment.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

●	executing and delivering another later dated proxy card;

●	notifying the Company’s corporate secretary, in writing, that you are changing or revoking your proxy; or

●	attending and voting electronically at the virtual Annual Meeting.

Attendance at the virtual Annual Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Annual Meeting. If your proxy contains any specific instructions, they will be followed.

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How can I attend the vote at the virtual Annual Meeting?

The Annual Meeting will be held on June 15, 2022, at 10:00 a.m. Mountain Time in a virtual online format. To attend and participate in the Annual Meeting, stockholders will need to access the virtual webcast of the meeting. To do so, stockholders of record will need to log in at https://agm.issuerdirect.com/ugro, using their control number provided to them in the proxy card. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank, or other nominee that holds their shares.

Can I ask questions at the Annual Meeting?

Yes, as part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the Annual Meeting in accordance with the rules of conduct for the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders who log in using their unique control number, which appears on the proxy card sent to such stockholder, will be able to ask questions at the Annual Meeting.

What if during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Annual Meeting, constitutes a majority of the outstanding shares of our common stock entitled to be cast at the Annual Meeting, present or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you abstain from voting. If a quorum is not present at the Annual Meeting, the Chairperson of the Annual Meeting or the stockholders present electronically or by proxy may adjourn the Annual Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2023 Annual Meeting of Stockholders or until their respective successors are elected and qualified, you may:

●	vote “FOR” any nominee; or
●	vote “WITHHOLD” any nominee

A nominee is elected to the Board if a plurality of votes cast at the Annual Meeting are voted “FOR” the nominee. Withheld votes will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

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The Board recommends that the stockholders vote “FOR” all of the nominees.

What are my voting choices when voting on the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm?

When voting on the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm, you may:

●	vote “FOR” the ratification;
●	vote “AGAINST” the ratification; or
●	“ABSTAIN” from voting for or against the ratification.

The affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required for approval of the ratification of BF Borgers CPA PC. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of BF Borgers CPA PC.

What vote is required to approve each Proposal?

Proposal No. l: Election of Directors. The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.

Proposal No.2: Ratification of Auditors. An affirmative vote of a majority of the votes cast, if a quorum is present, is required for ratification of the selection of BF Borgers CPA PC, as independent auditors for the fiscal year ending December 31, 2022.

What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, “FOR” the ratification of BF Borgers CPA PC and in their discretion on any other matters that may properly come before the Annual Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Annual Meeting?

If you do not provide your proxy or vote at the Annual Meeting and you are a stockholder whose shares of common stock are registered directly in your name with our transfer agent, Equiniti Trust Company (f/k/a Corporate Stock Transfer, Inc.), your shares of common stock will not be voted.

If you do not provide your proxy or vote at the Annual Meeting and you are a stockholder whose shares of common stock are held through a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm, as the ratification of our independent registered public accounting firm is a “routine matter” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

A broker “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter, such as Proposal 1, and has not received instructions from the beneficial owner. Broker “non-votes” are counted as present for purposes of establishing a quorum. Broker “non-votes” will have no effect on the outcome of Proposal 1.

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Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Annual Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone, facsimile or other electronic means. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

Multiple Stockholders Sharing One Address

In accordance with Rule 14a-3(e)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), one proxy statement and one annual report or one notice may be delivered to two or more stockholders who share an address in the United States, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement and the annual report or notice at a shared address to which a single copy of the proxy statement and the annual report or notice was delivered. Requests for additional copies of the proxy statement and the annual report or notice, and requests that in the future separate proxy statements and annual reports or notices be sent to stockholders who share an address, should be directed to the Company’s Corporate Secretary, urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, or at telephone number (720) 390-3880. In addition, stockholders who share a single address in the United States but receive multiple copies of the proxy statement and the annual report or notice may request that they receive a single copy in the future by contacting the Company at the address and phone number set forth in the prior sentence.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company’s only outstanding class of voting securities is its common stock. The following table sets forth information known to the Company about the beneficial ownership of its common stock on April 29, 2022 by (i) each current director and director nominee; (ii) each named executive officer; and (iii) all of the Company’s executive officers and directors as a group. Other than as set forth below, no person known to us beneficially owns 5% or more of the outstanding common stock as of April 29, 2022. Unless otherwise indicated in the footnotes, each person listed in the following table has sole voting power and investment power over the common stock listed as beneficially owned by that person. Percentages of beneficial ownership are based on 10,353,525 shares of common stock outstanding on April 29, 2022. Unless otherwise indicated, the address for each stockholder listed below is urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
5% Stockholder:
Octavio Gutierrez(2)	659,503	6.4%
AdvisorShares Trust(3)	628,356	6.1%
Named Executive Officers and Directors:
Bradley J. Nattrass	1,544,231	14.9%
James H. Dennedy(4)	214,102	2.1%
Richard A. Akright	46,626	*
James R. Lowe	418,914	4.0%
Lewis O. Wilks	51,714	*
Anita Britt	8,081	*
Sonia Lo	4,549	*
David Hsu	17,960	*
All executive officers and directors as a group (12 persons)	2,552,052	24.6%

*	Indicates beneficial ownership of less than 1%.
(1)	Beneficial ownership as reported in the table has been determined in accordance with Rule 13d-3 under the Exchange Act and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of common stock shown as beneficially owned includes shares of common stock which may not be beneficially owned but over which a person would be deemed to exercise control or direction. The number of shares of common stock shown as beneficially owned includes shares of common stock subject to stock options exercisable and restricted stock units that were outstanding on April 29, 2022 and that will vest within 60 days of April 29, 2022. Shares of common stock subject to stock options exercisable and restricted stock units that will vest within 60 days after April 29, 2022 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

(2)	The address of Mr. Guitierrez is 226 Commerce Court, Unit C, Broomfield, CO 80020.

(3)

Based on Schedule 13G filed with the SEC on February 14, 2022 by AdvisorShares Trust. The Schedule 13G states that AdvisorShares Trust has sole voting and dispositive power over 628,356 shares of our common stock. The address of AdvisorShares Trust is 4800 Montgomery Lane, Suite 150, Bethesda, Maryland 20814.

(4)	Includes 156,266 shares owned by HMG MRB Partners of which Mr. Dennedy is a partner and may be deemed to be the beneficial owner.

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ELECTION OF DIRECTORS

(Proposal 1)

The Company’s Board currently consists of seven members. All seven members of the Board are standing for re-election at the Annual Meeting. The persons whose names are listed below (“Director Nominees”) have been nominated for election as directors by the Board to serve for a term of office to expire at the 2023 Annual Meeting of Stockholders, with each to hold office until his successor has been duly elected or appointed. Each Director Nominee has expressed her/his intention to serve the entire term for which election is sought.

The Board recommends a vote “FOR” each of the Director Nominees. The persons named in the accompanying proxy card will vote “FOR” the election of the Director Nominees unless stockholders specify otherwise in their proxies. If any Director Nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance, which would render the Director Nominees named below unavailable for election.

Director Nominees

The following table and text set forth the name, age, position with the Company, and terms of service of each Director Nominee as of April 29, 2022:

Name	Age	Position	Director Since
Bradley J. Nattrass	49	Chairperson of the Board and Chief Executive Officer	2017

James H. Dennedy	56	Chief Operating Officer, President and Director	2018

James R. Lowe (1)	41	Director	2018

Lewis O. Wilks (1)(2)(3)	68	Director	2018

Anita Britt (1)(2)(3)	58	Director	2021

David Hsu (2)(3)	40	Director	2021

Sonia Lo	54	Director	2021

(1)	Member of the Corporate Governance and Nominating Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.

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Information with respect to the securities beneficially owned by each of the Director Nominees can be found under the heading “Security Ownership of Certain Beneficial Owners and Management.” The following sets forth the biographical background information for each Director Nominee. In addition, the biographies of the Director Nominees include a brief description of the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a director. In addition to the specific experience, qualifications, attributes, and skills described below, all of the Director Nominees have the professional experience and personal character that make them highly qualified Director Nominees for the Company and collectively comprise an experienced board that works well together as a whole.

Bradley J. Nattrass is one of our founders and has been our Chief Executive Officer and Chairperson of our Board since March 2017. Mr. Nattrass was our Managing Member from March 2014 until March 2017 when we converted to a corporation. From October 2015 to August 2016, he was the Managing Member of enviro-glo, LLC, a Colorado limited liability company engaged in the manufacturing and branding of commercial lighting products. Previously, from January 2012 through August 2016, he was the Managing Member of Bravo Lighting, LLC, a Colorado limited liability company engaged in the distribution of commercial lighting products. Mr. Nattrass received a Bachelor of Commerce degree from the University of Calgary in marketing in 1995 and a Master of Business Administration from the University of Phoenix in 2001. Mr. Nattrass brings executive leadership experience, organizational experience, and extensive experience in the industry to the Board. Mr. Nattrass is familiar with the Company’s day-to-day operations and performance and the controlled environment agriculture industry in general. Mr. Nattrass’ insight into the Company’s operations and performance is critical to Board discussions.

James H. Dennedy was appointed as a director in August 2018. In February 2021, the Company hired Mr. Dennedy to serve as its Chief Operating Officer and President. From March 2018 to August 2019, Mr. Dennedy served as Director and Chief Financial Officer for Interurban Capital Group, a capital investment and management services company. From May 2011 through January 2017, he was the President and Chief Executive Officer of Agilysys, Inc., a company offering software solutions to the hospitality industry. Mr. Dennedy served as a director for Agilysys, Inc. (Nasdaq: AGYS) from June 2009 to January 2017. Mr. Dennedy received a Masters degree in Economics from the University of Colorado, Boulder, a Master of Business Administration from The Ohio State University and a Bachelor of Science degree in Economics from the U.S. Air Force Academy. Mr. Dennedy has extensive financial, executive leadership, and organizational experience. Mr. Dennedy also has experience serving as a director of a public company, which brings important insights into board oversight and corporate governance matters.

James R. Lowe was appointed as a director of our Company in August 2018. Mr. Lowe cofounded MJardin Group in 2014 where he served as President of Cultivation, overseeing all cultivation operations through 2017. Mr. Lowe left MJardin Group to become EVP of Operations of GrowForce, a spinout from MJardin Group based in Canada focusing on international cannabis opportunities. Mr. Lowe is no longer an officer of Growforce. Mr. Lowe has served as a director of MJardin Group (CSE: MJAR) (OTCQX: MJARF) from March 2014 to September 2018, and again from January 2020 to March 2021. Since December 2015, he has also been an owner of Potco LLC, one of the highest grossing single site medical cannabis dispensary and grow facilities in Colorado. He has also been a cultivation advisor for Lightshade Labs, LLC, where he has provided guidance on cultivation operations since 2012. Mr. Lowe is also the owner of Next1 Labs, a vertically integrated extraction and concentrate business with a multi-acre outdoor farm complex and the one of the largest producers of live resin products in the state of Colorado. Lastly, Mr. Lowe entered the legal cannabis market in 2009 as the owner of Cloud9 Support LLC, a retail horticulture supplies and design company that was responsible for over 50 design projects and construction assists. Mr. Lowe brings to the Board significant experience in the horticulture and cannabis industry and prior public company director experience within the industry. Mr. Lowe’s extensive knowledge of the industry brings valuable insights to the Board regarding customer demand and product offerings. These views add important insights within discussions of the Board.

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Lewis O. Wilks was appointed as a director of our Company in August 2018 and as Lead Independent Director in May 2021. Since 2004, Mr. Wilks has been the Senior Managing Partner at Bright Peaks Venture Capital LLC, where he oversees the company’s investments. In addition, since November 2015, he has been the Executive Chairman of NCS Analytics, a Denver based company that is implementing its patent pending, predictive analytics engine to provide financial, regulatory, and audit services to clients with real-time alerts for cash intensive businesses. Since June 2017, he has also been Chairman of FuseIntel, a company doing intelligence sector analytics. From September 1997 to September 2001, he served as the Chief Strategy Officer for Qwest Communications. Mr. Wilks received a Bachelor of Science degree in Computer Science from the University of Central Missouri in 1979. Mr. Wilks brings valuable experience to the Board through his prior management and technical experience. His business understanding and technological background provide the Board with important insights regarding the Company’s operations, product offering and business development.

Anita Britt was appointed as a director of our Company in June 2021. Ms. Britt currently serves as a member of the board of directors of Smith & Wesson Brands, Inc., a position she has held since February 2018. Ms. Britt also serves as the chairperson of its audit committee and as a member of its Compensation and ESG committees. Ms. Britt served as Chief Financial Officer of Perry Ellis International, Inc., a publicly traded apparel company, from March 2009 until her retirement in March 2017. From August 2006 to February 2009, Ms. Britt served as Executive Vice President and Chief Financial Officer of Urban Brands, Inc., a privately held apparel company. From 1993 to 2006, Ms. Britt served in various positions, including that of Executive Vice President, Finance, for Jones Apparel Group, Inc., an apparel company. Since August 2018, Ms. Britt has served as a member of the board of directors of Delta Apparel, Inc., a New York Stock Exchange-listed Company and is a member of its audit and corporate governance committees. Ms. Britt previously served on the board of trustees and the finance committee of St. Thomas University from April 2013 to January 2018 and as its Chief Financial Officer from January 2018 to March 2018. Ms. Britt is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Ms. Britt is also a Board Leadership Fellow, as designated by the National Association of Corporate Directors. Ms. Britt has received the Carnegie Mellon Cybersecurity Oversight Certification. Ms. Britt brings valuable experience to the Board through her prior accounting and finance experience. Her business understanding, education, and accounting background provide the Board with important insights regarding the Company’s finances, audit function and corporate governance.

David Hsu was appointed as a director of our Company in June 2021. Mr. Hsu previously served as the Chief Operating Officer of The Cronos Group, a leading global cannabinoid company (“Cronos”), from 2016 to 2019. While at Cronos, Mr. Hsu’s primary duties included overseeing all of Cronos’s operations including construction, cultivation, and manufacturing. Prior to joining Cronos, from 2006 to 2016, Mr. Hsu served in various roles with CRG Partners (“CRG”), and later Deloitte & Touche upon Deloitte’s acquisition of CRG in 2012, including as Vice President, where he operated and managed distressed companies with revenues of more than $500 million. Mr. Hsu received his Bachelor of Science in Business Management from Babson College in 2003 and holds a Certification in Artificial Intelligence: Business Strategies and Applications from the University of California Berkeley, which he received in 2020. Mr. Hsu also received a Certification in Financing and Deploying Clean Energy from Yale University, which he received in 2021. Mr. Hsu brings valuable experience to the Board through his prior business and management experience. His business understanding, education, and management background provide the Board with important insights regarding the Company’s operations, strategy and business development.

Sonia Lo was appointed as a director of our Company in October 2021. Ms. Lo brings over two decades of combined agriculture, technology, and business experience to urban-gro. From May 2020 to May 2021, Ms. Lo was CEO of Sensei Ag Holdings, Inc. During her tenure, she led the building of four farms across North America, ranging from low-tech aquaponics and high dome poly to high-tech glasshouse facilities. From April 2013 to April 2020, Ms. Lo was CEO of Crop One Holdings, Inc., a vertical farming company that owns FreshBoxFarms in Millis, MA. She is the first woman to serve as CEO of a major vertical farming company. Ms. Lo has a Bachelor’s degree in Political Science & Mathematics from Stanford University and an MBA from Harvard Business School. Ms. Lo brings valuable experience to the Board through her management and controlled environment agriculture experience. Her business understanding, education, and controlled environment agriculture background provide the Board with important insights regarding the Company’s operations, product offering and business development.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee, or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee, or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees, or executive officers. To the Company’s knowledge, there have been no material legal proceedings as described in Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees, or executive officers. Excluding Proposal 1 (Election of Directors), members of the Board and executive officers of the Company do not have any substantial interest, direct or indirect, in any of the matters currently anticipated to be acted upon at the Annual Meeting.

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the board of directors recommends that the STOCKHOLDERS vote “for” each director nominee For election to the board of directors

Board Committees and Meetings

The Board has established three standing committees, the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, to assist it with the performance of its responsibilities. The Board designates the members of these committees and the committee chairs based on the recommendation of the Corporate Governance and Nominating Committee. The Board has adopted written charters for each of these committees, which can be found at the investor relations section of the Company’s website at http://urban-gro.com. Copies are also available in print to any stockholder upon written request to urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, Attention: Corporate Secretary. The chair of each committee develops the agenda for that committee and determines the frequency and length of committee meetings.

The Board held eight meetings during 2021. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2021, each director attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director then served. Every director then serving attended the 2021 Annual Meeting of Stockholders.

Audit Committee

Our Board has established an Audit Committee, which consists of three independent directors, Ms. Britt (Chairperson), Mr. Wilks, and Mr. Hsu. The Audit Committee held four meetings during 2021. The committee’s primary duties are to:

●

review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

●	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;
●

oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;

●	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;
●	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;
●	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings;
●	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters; and
●	approve all audit and permissible non-audit services conducted by our independent registered public accounting firm.

The Board has determined that each of our Audit Committee members are independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Exchange Act and the rules promulgated thereunder.

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The Board has determined that Ms. Britt is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Sarbanes-Oxley Act of 2012. The Board has further determined that each of the members of the Audit Committee shall be financially literate and that at least one member of the committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

Compensation Committee

Our Board has established a Compensation Committee, which consists of three independent directors (as defined under the general independence standards of the Nasdaq listing standards and our Corporate Governance Guidelines): Mr. Wilks (Chairperson), Ms. Britt, and Mr. Hsu. Messrs. Wilks and Hsu and Ms. Britt are each a “non-employee director” (within the meaning of Rule 16b-3 of the Exchange Act). The Compensation Committee held two meetings during 2021. The committee’s primary duties are to:

●	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

●	determine and approve executive officer compensation, including base salary and incentive awards;

●	make recommendations to the Board regarding compensation plans; and

●	administer our stock plan.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the Board with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, other than to a subcommittee.

Corporate Governance and Nominating Committee

Our Board has also established a Corporate Governance and Nominating Committee, which consists of Mr. Lowe (Chairperson), Mr. Wilks and Ms. Britt. The Corporate Governance and Nominating Committee held two meetings during 2020. The committee’s primary duties are to:

●	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

●	review the size and composition of our Board and committees;

●	oversee the evaluation of the Board;

●	recommend actions to increase the Board’s effectiveness; and

●	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

Corporate Governance

Composition of our Board of Directors

Our business and affairs are managed under the direction of our Board. The number of directors will be fixed from time to time by our Board, subject to the terms of our certificate of incorporation and bylaws, which will include a requirement that the number of directors be fixed exclusively by a resolution adopted by directors constituting a majority of the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships. Our Board currently consists of seven directors.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

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Corporate Governance Profile

We intend to structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure will include the following:

●	our Board will not be classified, with each of our directors subject to re-election annually;

●	we expect that a majority of our directors will satisfy the Nasdaq listing standards for independence;

●	generally, all matters to be voted on by stockholders will be approved by a majority (or, in the case of election of directors, by a plurality) of the votes cast by all stockholders present in person or represented by proxy, voting together as a single class, if a quorum is present;

●	we intend to comply with the requirements of the Nasdaq marketplace rules, including having committees comprised solely of independent directors; and

●	we do not have a stockholder rights plan.

Our directors will stay informed about our business by attending meetings of our Board and its committees and through supplemental reports and communications. Our independent directors will meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

The Corporate Governance and Nominating Committee does not have a policy with regard to consideration of director candidates recommended by stockholders. The Company does not believe that it is necessary for the Corporate Governance and Nominating Committee to have such a policy because to date, the Company has not received any recommendations from stockholders requesting that the Corporate Governance and Nominating Committee consider a candidate for inclusion among the slate of nominees in the Company’s proxy statement and the directors are elected by a majority of the votes cast in person or by proxy at a meeting at which a quorum is present. The Corporate Governance and Nominating Committee will consider all proposed nominees for the Board, including those put forward by stockholders. Stockholders nominations should be addressed to the Corporate Secretary at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, who will provide it to the Corporate Governance and Nominating Committee.

Each notice of a stockholder proposal for a director nominee must set forth:

●	the name and address of such stockholder, as they appear on our books, and of such beneficial owner;

●	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner; and

●	as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the required notice procedures may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. These requirements are in addition to the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

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Role of the Board in Risk Oversight

The Board actively manages the Company’s risk oversight process and receives periodic reports from management on areas of material risk to the Company, including operational, financial, legal, and regulatory risks. The Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board with its oversight of the Company’s major financial risk exposures. The Compensation Committee assists the Board with its oversight of risks arising from the Company’s compensation policies and programs. The Corporate Governance and Nominating Committee assists the Board with its oversight of risks associated with board organization, board independence, and corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about the risks.

Director Independence

The Nasdaq marketplace rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominations committees be independent, or, if a listed company has no nominations committee, that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the board’s independent directors. The Nasdaq marketplace rules further require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act.

Our Board has reviewed the independence of our directors and considered whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board has affirmatively determined that each of Messrs. Lowe, Hsu and Wilks and Mses. Britt and Lo qualify as an independent director, as defined under the applicable corporate governance standards of Nasdaq.

Board Leadership

The offices of the Chairperson of the Board and Chief Executive Officer are currently combined. Mr. Nattrass serves as the Company’s Chairperson of the Board and Chief Executive Officer. The Board believes that this structure is the most appropriate structure at this time for several reasons. Mr. Nattrass is responsible for the day-to-day operations of the Company and the execution of its strategies. Since these topics are an integral part of Board discussions, Mr. Nattrass is the director best qualified to chair those discussions. In addition, Mr. Nattrass’ experience and knowledge of the Company and the industry are critical to Board discussions and the Company’s success. The Board believes that Mr. Nattrass is well qualified to serve in the combined roles of Chairperson and chief executive officer and that Mr. Nattrass’ interests are sufficiently aligned with the stockholders he represents.

Mr. Wilks is the Board’s lead independent director. Responsibilities of the lead independent director include, among others, presiding at meetings of the Board at which the Chairman is not present, serving as a liaison between the Chairman and the independent directors, previewing the information to be provided to the Board, approving meeting agendas for the Board, organizing and leading the Board’s evaluation of the Chief Executive Officer and leading the Board’s annual self-assessment. To help ensure the independence of the Board, the independent directors of the Board generally meet without members of management at various times during the year.

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Diversity of the Board of Directors

Diversity and inclusion is important to the Board and the Company. The current and proposed Board of Directors complies with the Nasdaq’s Board Diversity Rule. The following is the Board of Directors Diversity Matrix Disclosure:

urban-gro, Inc. Board Diversity Matrix as of May 2, 2022
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	4	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Communication with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to the following address: c/o Bradley J. Nattrass, Chairperson of the Board of Directors, urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026. Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including reporting complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to Ms. Anita Britt, Chairperson of the Audit Committee, at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

Compensation of directors

Elements of Director Compensation

Beginning in January 2020, non-employee directors were granted restricted shares of common stock as an annual retainer and for serving as a member of a standing committee. Beginning in May 2021, non-employee directors were granted restricted shares of common stock and cash compensation as an annual retainer and for serving as a member of a standing committee. The following table below summarizes the 2021 Director Compensation:

Member				Chair (additional, all cash)
Position	Cash	RSU Value	Total
Board of Director	$20,000	$80,000	$100,000	$-
Audit Committee	5,000	-	5,000	10,000
Compensation Committee	5,000	-	5,000	5,000
Nominating & Governance Committee	5,000	-	5,000	5,000
Special Committee	7,500	-	7,500	7,500

Each director will be required to attend a minimum of 75% of all Board meetings per year in person or telephonically. Directors are reimbursed for travel and other expenses directly associated with Company business. Directors that are also employees of the Company do not receive any additional compensation for their role as a director at this time.

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Fiscal Year 2021 Director Compensation Table

The following table provides information regarding director compensation during 2021. The compensation of Mr. Nattrass and Mr. Dennedy is reported in the Fiscal Year 2021 and 2020 Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)($)(1)(2)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)		Total ($)
Anita Britt	26,250	46,667	-	-	-		72,917
David Hsu	17,500	46,667	-	-	36,000	(3)	100,167
James R. Lowe	17,500	102,909	-	-	-		120,409
Lewis O. Wilks	23,333	110,245	-	-	5,000		138,578
Sonia Lo	4,750	19,047	-	-	-		23,797
Lance Galey(4)	-	56,242	-	-	-		52,242

(1)	The amounts in this column represent the aggregate grant date fair value of stock options computed in accordance with Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation (“ASC 718”). The fair value of stock options is calculated using the Black-Scholes option-pricing model.

(2)	The chart below shows the aggregate number of outstanding restricted stock units and stock options held by each non-employee director as of December 31, 2021.

Director	Stock Options	Restricted Stock Units
Anita Britt	-	-
David Hsu	-	-
James Lowe	37,709	372,686
Lewis Wilks	21,667	21,527
Sonia Lo	-	-

(3)	Represents compensation paid to Mr. Hsu pursuant to a consulting agreement for professional services.

(4)	Mr. Galey served on our Board of Directors until June 9, 2021.

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COMPENSATION OF EXECUTIVE OFFICERS

We are an “emerging growth company” under applicable SEC rules and are providing disclosure regarding our executive compensation arrangements pursuant to the rules applicable to emerging growth companies, which means that we are not required to provide a compensation discussion and analysis and certain other disclosures regarding our executive compensation. The following discussion relates to the compensation of our named executive officers for 2021, consisting of Bradley J. Nattrass, our Chairperson and Chief Executive Officer, and our two other most highly compensated executive officers as of December 31, 2021, Richard A. Akright, Chief Financial Officer, and James Dennedy, Chief Operating Officer and President.

We have a Compensation Committee comprised of Messrs. Wilks and Hsu and Ms. Britt. Under our Compensation Committee charter, our Compensation Committee determines and approves all elements of executive officer compensation. The Compensation Committee’s primary objectives in determining executive officer compensation are (i) developing an overall compensation package that is at market levels and thus fosters executive officer retention and (ii) aligning the interests of our executive officers with our stockholders by linking a significant portion of the compensation package to performance.

Fiscal Year 2021 and 2020 Summary Compensation Table

The following Fiscal Year 2021 and 2020 Summary Compensation Table contains information regarding compensation for 2021 and 2020 that the Company paid to Mr. Nattrass and its two other most highly compensated executive officers as of December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	All other compensation ($)		Total ($)
Bradley J. Nattrass (2)	2021	270,000	310,600	270,000	21,425	(3)	872,025
Chairperson of the Board and Chief Executive Officer	2020	248,000	-	-	19,847	(4)	267,847

James Dennedy (5)	2021	218,750	146,250	624,233	85,319	(3)	1,074,552
Chief Operating Officer and President	2020	-	-	141,836	-		141,836

Richard A. Akright (6)	2021	232,500	169,512	116,250	14,968	(3)	533,230
Chief Financial Officer	2020	214,615	-	300,000	13,895	(4)	528,510

(1)	Amounts shown in the columns captioned “Stock awards” and “Option awards” represent the aggregate grant date fair value of the awards computed in accordance with ASC 718. For a description of the assumptions used by the Company to value these awards, see Note 13 to our financial statements included in the Annual Report.
(2)	Mr. Nattrass received a stock grant of 28,754 shares on May 27, 2021.
(3)	Represents amounts paid to Mr. Nattrass, Mr. Dennedy, and Mr. Akright for health insurance premiums paid on their behalf.
(4)	Represents amounts paid to Mr. Nattrass and Mr. Akright for a car allowance and health insurance premiums paid on their behalf.
(5)	Mr. Dennedy received a stock grant of 19,968 shares on May 27, 2021. Upon becoming an officer of the Company, Mr. Dennedy received a stock grant of 40,000 shares and a cash bonus of $60,000 on February 15, 2021. Includes stock awards of $61,133 and $133,000 and cash compensation of $5,000 and $0 for service on our Board of Directors in 2021 and 2020, respectively.
(6)	Mr. Akright received a stock grant of 12,380 shares on May 27, 2021, and a stock grant of 50,000 shares on January 1, 2020.

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Employee Agreements

The following discussion relates to compensation arrangements on behalf of, and compensation paid by us to, Messrs. Nattrass, Dennedy and Akright.

Bradley J. Nattrass. We are a party to an employment agreement with Mr. Nattrass (the “Nattrass Agreement”), whereby he serves as our Chief Executive Officer. Pursuant to the Nattrass Agreement, he receives compensation pursuant to our standard programs in effect from time to time, and is eligible to receive stock options, restricted stock, stock units or other equity awards from time to time at the sole discretion of the Board in accordance with our 2021 Incentive Stock Option Plan or other equity plans that we may adopt. He is also entitled to participate in our group benefit plans. The term of the Nattrass Agreement is three years, however, if a change in control occurs during the term, the term shall expire no earlier than the first anniversary of the change in control.

Under certain circumstances, the Nattrass Agreement also provides for severance benefits following a termination without “cause” or related to a “change of control” (as such terms are defined in the Nattrass Agreement). In the event of a termination without “cause,” Mr. Nattrass is entitled to severance payments equal to 12 months of regular base salary and target annual incentive pay and a lump sum payment for 12 months of COBRA premiums. In the event of termination in connection with a “change in control,” Mr. Nattrass is entitled to a lump sum payment equal to twice the sum of his annual salary and his target annual incentive pay, and a lump sum payment for 12 months of COBRA premiums. All other additional benefits and stock incentive rights (if any) would cease and expire upon termination of employment, unless otherwise provided in the Nattrass Agreement or by the separate written terms of such benefits or incentives. The Nattrass Agreement includes indemnification, confidentiality and non-compete provisions.

Richard A. Akright. We are a party to an employment agreement with Mr. Akright (the “Akright Agreement”), whereby he serves as our Chief Financial Officer. Pursuant to the Akright Agreement, he receives compensation pursuant to our standard programs in effect from time to time, and is eligible to receive stock options, restricted stock, stock units or other equity awards from time to time at the sole discretion of the Board in accordance with our 2021 Incentive Stock Option Plan or other equity plans that we may adopt. He is also entitled to participate in our group benefit plans. The term of the Akright Agreement is three years, however, if a change in control occurs during the term, the term shall expire no earlier than the first anniversary of the change in control.

Under certain circumstances, the Akright Agreement also provides for severance benefits following a termination without “cause” or related to a “change of control” (as such terms are defined in the Akright Agreement). In the event of a termination without “cause,” Mr. Akright is entitled to severance payments equal to six months of regular base salary and a lump sum payment for six months of COBRA premiums. In the event of termination in connection with a “change in control,” Mr. Akright is entitled to a lump sum payment equal to his annual salary and his target annual incentive pay, and a lump sum payment for 12 months of COBRA premiums. All other additional benefits and stock incentive rights (if any) would cease and expire upon termination of employment, unless otherwise provided in the Akright Agreement or by the separate written terms of such benefits or incentives. The Akright Agreement includes confidentiality and non-compete provisions.

James H. Dennedy. We are a party to an employment agreement with Mr. Dennedy (the “Dennedy Agreement”), whereby he serves as our Chief Operating Officer and President. Pursuant to the Dennedy Agreement, he receives compensation pursuant to our standard programs in effect from time to time, and is eligible to receive stock options, restricted stock, stock units or other equity awards from time to time at the sole discretion of the Board in accordance with our 2021 Incentive Stock Option Plan or other equity plans that we may adopt. He is also entitled to participate in our group benefit plans. The term of the Dennedy Agreement is three years, however, if a change in control occurs during the term, the term shall expire no earlier than the first anniversary of the change in control.

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Under certain circumstances, the Dennedy Agreement also provides for severance benefits following a termination without “cause” or related to a “change of control” (as such terms are defined in the Dennedy Agreement). In the event of a termination without “cause,” Mr. Dennedy is entitled to severance payments equal to twelve months of regular base salary and target annual incentive salary and a lump sum payment for twelve months of COBRA premiums. In the event of termination in connection with a “change in control,” Mr. Dennedy is entitled to a lump sum payment equal to two times his annual salary and his target annual incentive pay, and a lump sum payment for 12 months of COBRA premiums. All other additional benefits and stock incentive rights (if any) would cease and expire upon termination of employment, unless otherwise provided in the Dennedy Agreement or by the separate written terms of such benefits or incentives. The Dennedy Agreement includes confidentiality and non-compete provisions.

Equity Incentive Awards

Mr. Nattrass received a restricted common stock grant of 28,754 shares on May 27, 2021 that vests proportionately on each December 31 over a 3-year period beginning on December 31, 2021.

Mr. Dennedy received a restricted common stock grant of 19,968 shares on May 27, 2021 that vests proportionately on each December 31 over a 3-year period beginning on December 31, 2021. Mr. Dennedy also received a stock grant of 40,000 shares on February 15, 2021 that vests 25%, 35%, and 40% on each December 31 over a 3-year period beginning on December 31, 2021.

Mr. Akright received a restricted common stock grant of 12,380 shares on May 27, 2021 that vests proportionately on each December 31 over a 3-year period beginning on December 31, 2021. Mr. Akright also received a restricted common stock grant of 50,000 shares on January 1, 2020 that vests proportionately on each January 1 over a 3-year period beginning on January 1, 2021.

Retirement Benefits

We provide all qualifying employees with the opportunity to participate in our tax-qualified 401(k) plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a pre-tax basis. Accounts may be invested in a wide range of mutual funds. The Company matches 100% up to 4%.

Fiscal Year 2021 Outstanding Equity Awards at Fiscal Year-End Table

The following table lists all of the outstanding equity awards held on December 31, 2021 by each of the Company’s named executive officers.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Bradley J. Nattrass	-	-	-	-	-	110,770	1,160,870	-	-
Richard A. Akright	833	-	-	7.20	March 2029	48,775	511,162	-	-
James Dennedy	20,000	-	-	6.48	August 18, 2028	129,190	1,353,911	-	-

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and any persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require executive officers, directors, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms furnished or available to the Company, the Company believes that its directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements for the year ended December 31, 2021, except for a Form 3 for Ms. Britt, a Form 3 for Mr. Hsu, and a Form 4 for Mr. Dennedy with respect to one transaction.

Certain Relationships and Related Transactions

Following is a description of transactions since January 1, 2020, including currently proposed transactions to which we have been or are to be a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors (including nominees), executive officers or beneficial holders of more than 5.0% of our capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest. We believe the terms and conditions set forth in such agreements are reasonable and customary for transactions of this type. Our policy requires that any transactions with related parties requires a formal agreement to be entered into and the approval of the Board.

On February 21, 2020, we entered into an agreement to amend a $1,000,000 unsecured note payable to Cloud9 Support Inc. (“Cloud9 Support”), an entity owned by James Lowe, a director of the Company (the “James Lowe Note”), to extend the maturity date of therein from December 31, 2019 to the date which is the earlier of 60 days following the date: (a) on which demand for repayment is made by the lenders under the Credit Agreement, as described in Note 10, (which is now only applicable in the case of an event of default under the Credit Agreement because of the removal of the demand feature pursuant to the First Amendment to the Credit Agreement); or (b) which is the maturity date under the Credit Agreement.

In addition, on February 25, 2020, the Company entered into a subordination, postponement and standstill agreement with Cloud9 Support (the “Subordination Agreement”) pursuant to which Cloud9 Support agreed to postpone and subordinate all payments due under the promissory note until the facilities under the Credit Agreement have been fully and finally repaid. The term for the Subordination Agreement will continue in force as long as the Company is indebted to the agent or lenders under the Credit Agreement. In consideration for Cloud9 Support’s agreement to extend the maturity date of the promissory note and to enter into the Subordination Agreement, we issued 16,667 shares of common stock to Mr. Lowe (as designee of Cloud9 Support).

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Cloud9 Support purchases materials from the Company for use with its customers. Total sales to Cloud9 Support from the Company were $106,310 and $414,108 during the years ended 2021 and 2020, respectively. Outstanding receivables from Cloud9 Support as of December 31, 2021 and 2020 totaled $6,797 and $61,678, respectively.

During the fourth quarter of 2020, James Lowe agreed to convert the $1,000,000 James Lowe Note plus $4,500 of accrued interest (the “New James Lowe Note”) into a convertible note bridge financing (see “Bridge Financing” in Note 9 of the financial statements to the annual report). The New James Lowe Note carried interest at the rate of 12% and would have matured on December 31, 2021. The New James Lowe Note was converted into shares of our common stock upon the closing of a qualified offering, at 75% of the per share price paid by investors in a qualified offering, which offering and conversion occurred on February 17, 2021.

During the fourth quarter of 2020, Lance Galey, at the time a member of the Board of Directors, invested $75,000 in connection with the Bridge Financing. The Note carried interest at the rate of 12% and would have matured on December 31, 2021. The Note was converted into shares of our common stock upon the closing of a qualified offering, at 75% of the per share price paid by investors in a qualified offering, which offering and conversion occurred on February 17, 2021.

Equity Incentive Plans

As of the date of this proxy statement, our equity compensation plans consisted of the Company’s 2021 Equity Incentive Plan, which was adopted by the Board of Directors and approved by the shareholders in May 2021, the 2019 Equity Incentive Plan, which was adopted by the Board of Directors in March 2019 and approved by our stockholders in May 2019, and the Company’s 2018 Equity Incentive Plan, which was adopted by the Board of Directors in January 2018 and was not approved by our stockholders. The following table summarizes information about our equity compensation plans as of the date of this proxy statement. All outstanding awards relate to our common stock.

Plan category	Number of securities to be issued upon vesting of grants and exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by stockholders	593,699	$7.67	750,481
Equity compensation plan not approved by stockholders	201,311	6.35	–
Total	795,010	7.34	750,481

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2)

The Board has appointed BF Borgers CPA PC as our independent registered public accounting firm for the year ending December 31, 2022. A representative of BF Borgers CPA PC is expected to be present at the virtual Annual Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of BF Borgers CPA PC to the stockholders for ratification. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPOINTMENT OF BF BORGERS CPA PC TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

Fees Paid to BF Borgers CPA PC

The following table shows the aggregate fees for professional services provided to the Company by BF Borgers CPA PC for 2021 and 2020:

	2021	2020
Audit Fees	$217,000	$135,000
Audit-Related Fees	17,360	5,820
Tax Fees	–	–
All Other Fees	–	–
Total	$234,360	$140,820

Audit Fees. This category includes the audit of the Company’s annual consolidated financial statements, reviews of the Company’s financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by its independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of the Company’s interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by its independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include audit-related work regarding acquisitions, divestitures, the incurrence of additional indebtedness, and debt covenant compliance.

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Tax Fees. This category consists of professional services rendered by the Company’s independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and statutory tax audit services and tax compliance services.

All Other Fees. This category consists of fees for other miscellaneous items.

Our Audit Committee is responsible for approving all audit, audit-related, tax and other fees. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Audit Committee Chairperson for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification. The audit, audit-related fees, tax fees, and other fees paid to BF Borgers CPA PC with respect to 2021 and 2020 were pre-approved by the Audit Committee.

Report of the Audit Committee

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2021, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, which is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee by the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our Company, and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

Ms. Britt is a member of the Audit Committee and a professional accountant. Nevertheless, committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee serves an oversight role and does not in itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles, or that BF Borgers CPA PC is in fact “independent.”

AUDIT COMMITTEE

Anita Britt

Lewis Wilks

David Hsu

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STOCKHOLDER PROPOSALS

All proposals that stockholders seek to have included in the proxy statement and form of proxy, including proposals for director nominees, for the Company’s 2023 Annual Meeting of Stockholders must be received at the Company’s principal executive offices at 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, not later than December 30, 2022; provided, however, that if the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or after June 15, 2023, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and form of proxy in accordance with applicable law.

A stockholder who wishes to present a proposal at the Company’s 2023 Annual Meeting of Stockholders, including proposals for director nominees, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices at 1751 Panorama Point, Unit G, Lafayette, Colorado 80026, no later than March 20, 2023.

OTHER BUSINESS

Management is not aware of any other business to come before the Annual Meeting other than as set forth in the Notice. Should any other business be properly brought before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares of common stock represented thereby in accordance with their discretion and best judgment on such matter.

ADDITIONAL INFORMATION

Stockholders that have additional questions about the information contained in this proxy statement should contact the Company at urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026 or at phone number (720) 390-3880.

BY ORDER OF THE BOARD OF DIRECTORS,

Bradley J. Nattrass
Chairperson of the Board of Directors and
Chief Executive Officer

May 2, 2022

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING AND WISH THEIR SHARES TO BE VOTED ARE URGED TO VOTE BY PROXY AS DESCRIBED IN THE NOTICE.

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↓ Please ensure you fold then detach and retain this port of this Proxy ↓

URBAN-GRO, INC. PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

annual meeting OF STOCKHOLDERS – JUNE 15, 2022 at 10:00 AM MT

CONTROL ID:

REQUEST ID:

The undersigned hereby appoints Bradley J. Nattrass and Richard A. Akright with power of substitution, as proxy to vote the shares of common stock of the undersigned in urban-gro, Inc. at the Annual Meeting of Stockholders to be held virtually via live webcast on the Internet on June 15, 2022, at 10:00 a.m. Mountain Time and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or Internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	www.iproxydirect.com/ugro
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF URBAN-GRO, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	WITHHOLD
Election of Directors
	Bradley J. Nattrass		☐	☐
	James H. Dennedy		☐	☐		Control ID:
	James R. Lowe		☐	☐		REQUEST ID:
	Lewis O. Wilks		☐	☐
	Anita Britt		☐	☐
	David Hsu		☐	☐
	Sonia Lo		☐	☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of BF Borgers CPA PC as the Company’s independent registered public accountant, to audit the Company’s financial books and records for its fiscal year ending December 31, 2022.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS WHO RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED SPECIFIED IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)